J.P. MORGAN INCOME FUNDS

JPMorgan Limited Duration Bond Fund
(formerly known as JPMorgan Ultra Short Duration Bond Fund)
JPMorgan Short Duration Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Fund
(formerly known as JPMorgan High Yield Bond Fund)
(Ultra Shares)
(A series of JPMorgan Trust II)

Supplement dated October 2, 2009
to the Prospectuses dated July 1, 2009, as supplemented

Effective immediately, the following paragraph shall be added as the third paragraph on page 49 of the Prospectus under “Who can buy shares?” under “Purchasing Fund Shares.”

Ultra Shares also may be purchased by the JPMorgan Access Funds.

In addition, the third paragraph under “How do I open an account?” on page 51 under “Purchasing Fund Shares” shall be deleted in its entirety and replaced with the following:

Ultra Shares of the Funds are subject to a $5,000,000 minimum investment requirement for all investors except JPMorgan Access Funds and 401(k) and other retirement plans administered by the Retirement Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-ULTRA-1009